UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2022

SANARA MEDTECH INC.
(Exact name of registrant as specified in its charter)

Texas	001-39678	59-2219994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Summit Avenue, Suite 414 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 529-2300

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMTI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Closing of Merger

As previously announced, on April 1, 2022, Sanara MedTech Inc., a Texas corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, United Wound and Skin Solutions, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“UWSS”), Precision Healing Inc., a Delaware corporation (“Precision Healing”), PH Merger Sub I, Inc., a Delaware corporation (“Merger Sub I”), PH Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II”), and Furneaux Capital Holdco, LLC (d/b/a BlueIO), solely in its capacity as the representative of the securityholders of Precision Healing (“BlueIO” and together with the other parties to the Merger Agreement, the “Merger Parties”).

Precision Healing is developing a diagnostic imaging and smart pad for assessing a patient’s wound and skin conditions. This comprehensive skin and wound assessment technology is designed to quantify biochemical markers to determine the trajectory of a wound’s condition to enable better diagnosis and treatment protocol. To date, Precision Healing has not generated revenues. As previously disclosed, UWSS purchased Series A Convertible Preferred Stock of Precision Healing from 2020 through 2021 for an aggregate purchase price of approximately $2.8 million, resulting in the Company owning 25.7% of Precision Healing on a fully diluted basis prior to the Merger (defined below). Prior to the Merger, the Company entered into agreements with Precision Healing, pursuant to which UWSS began integrating the Precision Healing platform into the WounDerm electronic medical record.

On April 4, 2022 (the “Closing Date”), the Merger Parties closed the transactions contemplated by the Merger Agreement and effected a business combination wherein Merger Sub I merged with and into Precision Healing, with Precision Healing being the surviving entity and becoming a wholly owned subsidiary of UWSS and an indirect subsidiary of the Company (the “Merger”). In addition, as part of the same overall transaction, the surviving entity of the First Merger has merged with and into Merger Sub II, with Merger Sub II being the surviving entity and continuing as a wholly owned subsidiary of UWSS and an indirect subsidiary of the Company.

Pursuant to the Merger Agreement, among other things, the Company agreed to (i) pay the holders of Precision Healing common stock and preferred stock an aggregate of approximately $4.6 million, which is payable in cash or equity, (ii) pay approximately $0.6 million of transaction expenses on behalf of the equityholders of Precision Healing, (iii) assume all outstanding options and warrants of Precision Healing and (iv) pay, subject to the achievement of certain performance thresholds, earnout consideration, each as described in further detail below.

Closing Consideration to Precision Healing Equityholders

Pursuant to the terms of the Merger Agreement, holders of Precision Healing common stock and preferred stock issued and outstanding immediately prior to the First Merger Effective Time (as defined in the Merger Agreement), other than UWSS, are entitled to receive up to approximately $5.1 million as aggregate closing consideration, which is anticipated to consist of $125,965 in cash consideration primarily payable to stockholders who are not accredited investors, 165,738 shares of Company common stock (the “Closing Shares”) payable only to “accredited investors” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and the payment in cash of approximately $0.6 million of transaction expenses of Precision Healing. The final breakdown of the closing consideration between cash consideration and Closing Shares, with such shares being issued at a trailing average closing price of $27.13 per share, is subject to change based upon the determination of whether Precision Healing stockholders are accredited investors and upon the receipt by the Company of accredited investor questionnaires from Precision Healing stockholders.

Assumption of Precision Healing Options and Warrants

On the Closing Date, the Precision Healing options previously granted under any plan or agreement, including the Precision Healing 2020 Stock Option and Grant Plan (the “Precision Plan”), and outstanding immediately prior to the First Merger Effective Time converted pursuant to their terms into options to acquire, on the same terms and conditions as were applicable under such Precision Healing options immediately prior to the First Merger Effective Time, an aggregate of 144,191 shares of Company common stock with a weighted exercise price of $10.71 per share (the “Merger Options”).

In addition, on the Closing Date each Precision Healing warrant that was outstanding and unexercised immediately prior to the First Merger Effective Time was converted into the right to receive a warrant to purchase Company common stock. Accordingly, on the Closing Date the Company issued Blue IO (i) a common stock warrant to purchase up to 4,424 shares of Company common stock with an initial exercise price of $7.32 per share and an expiration date of April 22, 2031 and (ii) a common stock warrant to purchase up to 12,301 shares of Company common stock with an initial exercise price of $12.05 per share and an expiration date of August 10, 2030 (such warrants, the “Sanara Common Stock Warrants”).

The foregoing description of the Sanara Common Stock Warrants does not purport to be complete and is qualified in its entirety to the complete text of the Sanara Common Stock Warrants, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K (“Current Report”) and are incorporated by reference herein.

Assumption of the Precision Plan

Pursuant to the Merger Agreement, the Company assumed sponsorship of the Precision Plan, effective as of the Closing Date, as well as the outstanding awards granted thereunder, the award agreements evidencing the grants of such awards and the remaining shares available under the Precision Plan, in each case adjusted in the manner set forth in the Merger Agreement to such awards. Concurrent with the assumption of the Precision Plan, the Company terminated the ability to offer future awards under the Precision Plan.

The foregoing description of the Precision Plan does not purport to be complete and is qualified in its entirety to the complete text of the Precision Plan, a copy of which is filed as Exhibits 10.3 to this Current Report and is incorporated by reference herein.

Earnout Consideration

As previously disclosed, upon the achievement of certain performance thresholds, the securityholders of Precision Healing, including the holders of options and warrants to purchase Precision Healing common stock and certain persons promised options to purchase Precision Healing common stock, are also entitled to receive payments of up to $10.0 million (the “Earnout Consideration”), which is payable in cash or, at the Company’s election, is payable to accredited investors in shares of Company common stock (the “Earnout Shares” and collectively with the Closing Shares, the “Merger Shares”) at a price per share equal to the greater of (i) $27.13 and (ii) the average closing price of Company common stock for the 20 trading days prior to the date such Earnout Consideration is due and payable. Pursuant to the Merger Agreement, a minimum percentage of the Earnout Consideration may be required to be issued to accredited investors in shares of common stock for tax purposes. The amount and composition of the portion of Earnout Consideration payable is subject to adjustment and offsets as set forth in the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety to the complete text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report and is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 regarding the Merger is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 with respect to the issuance of the Merger Shares and Sanara Common Stock Warrants to Precision Healing securityholders pursuant to the Merger Agreement is incorporated herein by reference. As discussed above, only Precision Healing stockholders who are accredited investors and who deliver a properly completed accredited investor questionnaire will have the right to receive Merger Shares as part of the consideration for the Merger. All other Precision Healing stockholders will receive cash. The final number of Merger Shares to be issued is subject to change based upon the determination of whether such Precision Healing stockholders are accredited investors. The issuance of the Merger Shares is being undertaken in reliance upon the exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

Pursuant to the Merger Agreement, on the Closing Date, each Precision Healing warrant that was outstanding and unexercised immediately prior to the First Merger Effective Time was converted into the right to receive a warrant to purchase Company common stock, including the following:

●	a common stock warrant issued to Blue IO to purchase up to 4,424 shares of Company common stock with an initial exercise price of $7.32 per share and an expiration date of April 22, 2031; and
●	a common stock warrant issued to Blue IO to purchase up to 12,301 shares of Company common stock with an initial exercise price of $12.05 per share and an expiration date of August 10, 2030.

The issuance of the Sanara Common Stock Warrants was undertaken in reliance upon the exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder. In addition, the issuance of the shares exercisable upon the exercise of the Sanara Common Stock Warrants will be undertaken in reliance upon the exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

In addition, on the Closing Date, the Precision Healing options previously granted under any plan or agreement, including the Precision Plan, and outstanding immediately prior to the First Merger Effective Time converted pursuant to their terms into options to acquire, on the same terms and conditions as were applicable under such Precision Healing options immediately prior to the First Merger Effective Time, an aggregate of 144,191 shares of Company common stock with a weighted exercise price of $10.71 per share. Pursuant to the terms of the Merger Agreement, the Company shall, as soon as reasonably practicable following the First Merger Effective Time, file with the Securities and Exchange Commission a registration statement on Form S-8 relating to the shares of Company common stock issuable with respect to Merger Options assumed by the Company.

Item 7.01 Regulation FD Disclosure.

On April 4, 2022, the Company issued a press release announcing the closing of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information included under Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (“Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Information About Forward-Looking Statements

The statements in this Current Report that do not constitute historical facts are “forward-looking statements,” within the meaning of and subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. These statements may be identified by terms such as “aim,” “anticipates,” “believe,” contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predicts,” “preliminary,” “project,” “seek,” “target,” “should,” “will” or “would, or the negatives of these terms, variations of these terms or other similar expressions. These forward-looking statements include statements regarding the number of Merger Shares issuable and amount of cash payable as closing consideration pursuant to the Merger Agreement. These items involve risks, contingencies and uncertainties including the determination of whether investors are accredited, which could cause actual results to differ materially from those expressed in, or implied by, these statements.

All forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to revise any of these statements to reflect the future circumstances or the occurrence of unanticipated events, except as required by applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

To the extent required, the Company intends to file the financial statements required by Item 9.01(a), with respect to the Merger described in Item 2.01 herein, by amendment to this Current Report as soon as practicable and in any event not later than 71 days after the date on which this Current Report is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information.

To the extent required, the Company intends to file the pro forma financial information required by Item 9.01(b), with respect to the Merger described in Item 2.01 herein, by amendment to this Current Report as soon as practicable and in any event not later than 71 days after the date on which this Current Report is required to be filed pursuant to Item 2.01.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated April 1, 2022, by and among Sanara MedTech Inc., United Wound and Skin Solutions, LLC, Precision Healing Inc., PH Merger Sub I, Inc., PH Merger Sub II, LLC and Furneaux Capital Holdco, LLC (d/b/a BlueIO) (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 4, 2022).
10.1	Common Stock Warrant, issued by Sanara MedTech Inc. to Furneaux Capital Holdco, LLC (d/b/a BlueIO) on April 4, 2022.
10.2	Common Stock Warrant, issued by Sanara MedTech Inc. to Furneaux Capital Holdco, LLC (d/b/a BlueIO) on April 4, 2022.
10.3	Precision Healing Inc. 2020 Stock Option and Grant Plan
99.1	Press Release of Sanara MedTech Inc., dated April 4, 2022 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 8, 2022

Sanara MedTech Inc.

		By:	/s/ Michael D. McNeil
		Name:	Michael D. McNeil
		Title:	Chief Financial Officer